UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2024 (January 18, 2024)

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860) 243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock ($1 par value)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 18, 2024, Kaman Corporation, a Connecticut corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ovation Parent, Inc. a Delaware corporation (“Parent”), and Ovation Merger Sub, Inc., a Connecticut corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of investment funds managed by Arcline Investment Management LP (“Arcline”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Parent or Merger Sub and (ii) shares of Common Stock owned by any direct or indirect wholly owned subsidiary of the Company) shall be converted into the right to receive $46.00 in cash, without interest (the “Merger Consideration”) and, as of the Effective Time, all such shares will no longer be outstanding and will automatically be cancelled.

As of the Effective Time, each right to receive Common Stock granted under the Kaman Corporation Second Amended and Restated 2013 Management Incentive Plan (the “Company Stock Plan”) that is subject to achievement of service-based or performance-based vesting conditions (each, a “Company PSU”) that is outstanding immediately prior to the Effective Time will be fully vested and cancelled and, in exchange therefor, the holders of such cancelled Company PSUs will be entitled to receive an amount in cash, less applicable tax withholdings, equal to (i) the total number of shares of Common Stock underlying such Company PSU, multiplied by (ii) the Merger Consideration, without interest. The number of shares of Common Stock underlying each Company PSU deemed to have been earned will be equal to the target number of Company PSUs multiplied by the greater of (x) 100% and (y) the actual level of performance of each Company PSU, calculated as of the date of consummation of the transactions contemplated by the Merger Agreement (the “Closing Date”) and using the Closing Date as the applicable measurement date (as determined by the Company Board or the applicable committee thereof in its sole discretion). In addition, as of the Effective Time, the vesting of each Company PSU granted after the date of the Merger Agreement will be prorated to take into account the portion of the performance period that has passed as of the Effective Time since the date of granting of such Company PSUs, with the remainder of such shares of Company PSUs being forfeited as of the Effective Time.

As of the Effective Time, each restricted share of Common Stock granted under the Company Stock Plan that is subject to certain restrictions that lapse at the end of a specified period or periods (each, a “Company Restricted Stock”) that is outstanding and vested immediately prior to the Effective Time will be fully vested and cancelled and, in exchange therefor, the holders of such shares of Company Restricted Stock shall be entitled to receive an amount in cash, less applicable tax withholdings, equal to (i) the total number of shares of Common Stock subject to such Company Restricted Stock multiplied by (ii) the Merger Consideration, without interest. In addition, as of the Effective Time, the vesting of each share of Company Restricted Stock granted after the date of the Merger Agreement will be prorated to take into account the portion of the performance period that has passed as of the Effective Time since the date of granting of such shares of Company Restricted Stock, with the remainder of such shares of Company Restricted Stock being forfeited as of the Effective Time.

As of the Effective Time, each stock option to purchase shares of Common Stock granted under the Company Stock Plan (a “Company Option”) that is outstanding immediately prior to the Effective Time will be fully vested and cancelled and, in exchange therefor, the holders of such Company Options will be entitled to receive an amount in cash, less applicable tax withholdings, equal to (i) the total number of shares of Common Stock subject to such Company Option, multiplied by (ii)(1) the Merger Consideration less (2) the per share exercise price applicable to such Company Option, without interest.

Consummation of the Merger is subject to certain customary conditions, including, without limitation, (i) the approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote (the “Company Shareholder Approval”) at the Company shareholders meeting to approve the Merger (the “Company Shareholder Meeting”); (ii) the receipt of approvals, or the expiration or termination of waiting periods (and any extension thereof), under certain regulatory laws or from certain regulatory authorities (including the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended); and (iii) the absence of any judgment, order or decree, or statute, law, ordinance, rule or regulation, preliminary, temporary or permanent, or other legal restraint or prohibition and of any binding order or determination by any governmental entity (a “Legal Restraint”), preventing, making illegal or otherwise prohibiting the consummation of the Merger and the other transactions contemplated by the Merger Agreement. Each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties, (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications) and (c) with respect to obligation of Parent and Merger Sub to consummate the Merger, the absence of a material adverse effect with respect to the Company.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants, including with respect to, among other things, the operation of the business of the Company and its subsidiaries prior to the Effective Time, convening and holding the Company Shareholder Meeting and, subject to certain customary exceptions, recommending that the Company’s shareholders vote to adopt the Merger Agreement and approve the Merger at the Company Shareholder Meeting. In addition, the Merger Agreement contains a customary “no shop” provision that, in general, prohibits the Company’s soliciting alternative acquisition proposals and providing non-public information in connection with, and engaging in discussions or negotiations regarding, unsolicited alternative acquisition proposals, subject to a customary “fiduciary out” exception that allows the Company, under certain specified circumstances, to take such actions with respect to an alternative acquisition proposal if the board of directors of the Company (the “Board”) determines in good faith, after consultation with its financial advisors and outside legal counsel, (x) that such alternative acquisition proposal either (i) constitutes a Superior Proposal (as defined in the Merger Agreement) or (ii) would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement), and (y) that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the directors under applicable law.

The Merger Agreement contains certain customary termination rights for the Company and Parent. Subject to certain limitations, the Merger Agreement may be terminated by either Parent or the Company if (i) the Merger is not consummated on or before the date that is nine (9) months after the date of the Merger Agreement, which is subject to extension for an additional three (3) months by either party if all conditions to the consummation of the Merger are satisfied other than regulatory approvals (the “End Date”), (ii) upon the issuance by any governmental entity of a Legal Restraint which is final and non-appealable and (iii) if the Company Shareholder Approval is not obtained at the Company Shareholder Meeting or any adjournment or postponement thereof at which the vote was taken. In addition, (a) Parent may terminate the Merger Agreement prior to the Company Shareholder Meeting in the event that the Board withdraws, qualifies or modifies, or proposes publicly to withdraw, qualify or modify in a manner adverse to Parent, its recommendation that its shareholders approve and adopt the Merger Agreement or take any action, or make any public statement, filing or release inconsistent with such recommendation (including a failure to reaffirm such recommendation when required to do so under the terms of the Merger Agreement) (an “Adverse Recommendation Change”) and (b) subject to certain rights of Parent, following receipt of a Superior Proposal (as defined in the Merger Agreement) the Merger Agreement may be terminated by the Company prior to receipt of the Company Shareholder Approval, in order to enter into a definitive written agreement providing for such Superior Proposal in accordance with the provisions of the Merger Agreement.

Upon termination of the Merger Agreement under specified circumstances, including as a result of the Company’s entry into a definitive written agreement with respect to a Superior Proposal or the Board making an Adverse Recommendation Change prior to the receipt of the Company Shareholder Approval, the Company will be required to pay Parent a termination fee of $46,180,000.

Further, if the Merger Agreement is terminated because the Merger is not consummated by the End Date or if the Company Shareholder Approval has not been obtained at the Company Shareholder Meeting and prior to such termination but after the date of the Merger Agreement, an alternative acquisition proposal is made by a third party to the Company or publicly announced or is made directly to the Company’s shareholders, and within 12 months after the date of such termination the Company consummates, or enters into a definitive agreement to consummate, such alternative acquisition proposal, then the Company shall be obligated to pay the termination fee of $46,180,000.

Parent has secured committed debt financing from a bank of international reputation providing Parent with sufficient cash, together with other sources of funds immediately available to Parent, to consummate the Merger, pay all related fees and expenses with respect to the Merger, and repay the Company’s indebtedness required to be repaid at closing. Parent has agreed to use reasonable best efforts to obtain the financing; however, consummation of the Merger is not conditioned on Parent or Merger Sub obtaining any equity or debt financing. If (i)(a) Parent refuses to consummate the Merger after all of the required conditions have been satisfied or (b) there is a breach by Parent or Merger Sub of its covenants or the representations and warranties of Parent or Merger Sub are inaccurate and such breach or inaccuracy causes a failure of a closing condition (subject to a customary cure period) and (ii) the Company terminates the Merger Agreement as a result thereof, Parent shall be obligated to pay the Company a termination fee of $92,350,000.

The representations, warranties, covenants and agreements of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) except for certain representations and warranties, certain matters set forth in the Company’s filings with the Securities and Exchange Commission prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement; and (iii) are subject to certain materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Board has unanimously (i) determined that the Merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and the Company’s shareholders, (ii) approved and declared advisable that the Company enter into the Merger Agreement, (iii) directed that the adoption of the Merger Agreement be submitted to a vote of the Company’s shareholders at a meeting of the Company’s stockholders and (iv) subject to the terms and conditions of the Merger Agreement, recommended that the Company’s shareholders approve the adoption of the Merger Agreement and approve the Merger on the terms and subject to the conditions set forth in the Merger Agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On January 19, 2024 the Company issued a press release announcing that it entered into the foregoing transaction. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference.

Forward-Looking Statements

This release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "intend," "expect," "strategy," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following risks: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the risk that the Company’s shareholders may not approve the proposed transaction; (iii) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (iv) uncertainty as to the timing of completion of the proposed transaction; (v) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (vi) potential litigation relating to the proposed transaction that could be instituted against the Company, Arcline or their respective directors and officers, including the effects of any outcomes related thereto; or (vii) possible disruptions from the proposed transaction that could harm the Company’s or Arcline’s business, including current plans and operations. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed or that may be filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023 and September 29, 2023.  Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this release.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Arcline, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the proxy materials to each shareholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.kaman.com/) or by contacting the investor relations department of the Company.

Participants in the Solicitation

The Company and its directors and executive officers, including Aisha M. Barry, A. William Higgins, Scott E. Kuechle, Michelle J. Lohmeier, Jennifer M. Pollino, Niharika T. Ramdev, all of whom are members of the Company's Board of Directors, as well as Ian K. Walsh, the Company's Chairman, President and Chief Executive Officer, Carroll K. Lane, Interim Chief Financial Officer, Richard S. Smith, Jr., General Counsel, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Additional information regarding such participants (other than for Mr. Smith), including their direct or indirect interests, by security holdings or otherwise, can be found under the captions " Security Ownership of Certain Beneficial Owners and Management," “Information about the Board of Directors and Corporate Governance—2022 Director Compensation," and "Compensation Discussion and Analysis" contained in the Company's proxy statement on Schedule 14A filed with the SEC on March 3, 2023. To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC: Form 4, filed by Scott E. Kuechle, with the filings of the Company on April 21, 2023; Form 4 filed by Niharika Ramdev, with the filings of the Company on April 21, 2023; Form 4, filed by A. William Higgins, with the filings of the Company on April 21, 2023; Form 4s filed by Carroll K. Lane, with the filings of the Company on February 23, 2023 and July 6, 2023; Form 4s, filed by Ian K. Walsh, with the filings of the Company on February 23, 2023, March 2, 2023, and September 11, 2023; Form 4s, filed by Megan A. Morgan, with the filings of the Company on February 23, 2023, March 2, 2023, November 14, 2023 and December 6, 2023; Form 4, filed by Jennifer M. Pollino, with the filings of the Company on April 21, 2023; Form 4, filed by Aisha M. Barry, with the filings of the Company on April 21, 2023; Form 4, filed by Michelle Lohmeier, with the filings of the Company on April 21, 2023; Form 4s, filed by Kristen M. Samson, with the filings of the Company on January 19, 2023, February 23, 2023, and March 2, 2023; Form 3, filed by Matthew K. Petterson, with the filings of the Company on September 1, 2023; Form 3, filed by Wilfredo R. Dilig, with the filings of the Company on January 30, 2023 and Form 4s, also filed by Wilfredo R. Dilig, with the filings of the Company on February 23, 2023 and March 2, 2023; and Form 3, filed by Richard Smith, with the filings of the Company on January 30, 2023 and Forms 4s, also filed by Richard Smith, with the filings of the Company on February 23, 2023, and December 6, 2023.

Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://kaman.com/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of January 18, 2024, by and among Kaman Corporation, Ovation Parent, Inc. and Ovation Merger Sub, Inc.

99.1	Press Release, dated January 19, 2024.

*
Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the SEC upon request.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Carroll K. Lane
Carroll K. Lane
Senior Vice President and
Interim Chief Financial Officer

Date: January 19, 2024